SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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SECTOR/SPECIALITY
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Scudder Choice Series:

     Scudder Health Care
     Fund
     Fund #352

     Scudder Technology
     Fund
     Fund #351










Annual Report
May 31, 2000



Two no-load funds, each of which seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies in a group of related industries.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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 4     Letter from the Series' President

Scudder Health Care Fund

 6     Portfolio Management Discussion
12     Performance Update
14     Portfolio Summary
16     Investment Portfolio

Scudder Technology Fund

19     Portfolio Management Discussion
24     Performance Update
26     Portfolio Summary
28     Investment Portfolio
32     Glossary of Investment Terms
33     Financial Statements
37     Financial Highlights
39     Notes to Financial Statements
45     Report of Independent Accountants
46     Tax Information
47     Officers and Trustees
48     Investment Products and Services
50     Scudder Solutions

Scudder Choice Series

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Scudder Health Care Fund           ticker symbol SCHLX           fund number 352
Scudder Technology Fund            ticker symbol SCUTX           fund number 351
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Date of Inception--  o Scudder Health Care Fund returned 41.69% over the twelve months ended May 31, 2000. The fund has
Scudder Health Care    benefited from its holdings in strong performing
Fund: 3/2/98           areas such as biotechnology and life sciences
                       companies. Lipper Analytical Services ranked the fund
Scudder Technology     above the median for its peer group during the period.^1
Fund:
3/2/98               o Scudder Technology Fund returned 111.79% during the
                       twelve months ended May 31, 2000. This performance
Total Net Assets as    placed the fund in the top 20% of its peer group for
of 5/31/00 --          the period, according to Lipper Analytical Services.^2
Scudder Health Care
Fund:
$94.2 million

Scudder Technology
Fund:
$667.9 million



^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Scudder Health Care Fund's Lipper ranking was 25 out of 57 funds for the one-year period ended May 31, 2000. Past performance is no guarantee of future results.

^2 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Scudder Technology Fund's Lipper ranking was 20 out of 108 funds for the one-year period ended May 31, 2000. Past performance is no guarantee of future results.

Letter from the Series' President
--------------------------------------------------------------------------------

Dear Shareholders,

Until March of 2000, the great bull market for "new economy" stocks seemed unstoppable. However, rising interest rates eventually reversed the market's momentum, causing many stocks with high valuations and little or no earnings to experience sharp declines. In an environment such as this, it is easy to become caught up in the daily movements of both individual stocks and the broader indices. With a constant bombardment of minute-by-minute updates from television and the Internet, the temptation to focus on what is happening today can be irresistible. However, we at Scudder strive to focus on the fundamentals and longer-term factors that can be obscured by the daily ups and downs of the market. And in the technology and health care sectors, the fundamentals are growing increasingly compelling.

Advancements in technology and communications have changed the way we work and live, and there is an abundance of companies that are positioned for rapid growth through their sales of products that will fuel this ongoing revolution. In the health care area, meanwhile, recent discoveries in the field of genetics research have launched medical science into a new and promising area. At the forefront of this revolution are companies that are working to unlock the secrets of the human genetic code, as well as the research facilities that are striving to develop drugs and therapies based on this information and the companies that supply the equipment for these processes. We believe that we can capitalize on important opportunities such as these by using intensive fundamental research and a patient, long-term view to invest in the fastest growing companies in these sectors. For more information on where the portfolio managers of Scudder Health Care Fund and Scudder Technology see opportunities emerging in these areas, please turn to the Portfolio Management Discussions on pages 6 and 19, respectively.

Thank you for your continued investment in Scudder Choice Series. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President,
Scudder Choice Series

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2000

Scudder Health Care Fund

In the following interview, lead portfolio manager James E. Fenger discusses Scudder Health Care Fund's strategy and the market environment in the twelve-month period ended May 31, 2000.

Q: In the last report, you noted that the fund had increased its weighting in biotechs, life science instrumentation makers, and specialty pharmaceutical companies. How did the events of the past year impact the portfolio?

A: Most investors are aware that smaller, aggressive companies have generally experienced unusually high volatility over the last twelve months. Increased interest in high-growth, earlier stage companies helped fuel amazing rallies in the most aggressive sectors of the market, such as technology and biotechnology in the fourth quarter of 1999 and the first two months of 2000. However, once concerns about higher interest rates and extended valuations became more pervasive, these groups declined just as rapidly as they had risen. Fund holdings in the biotech, drug discovery, and life science equipment groups were among those that were affected by these fluctuations. While the day-to-day volatility in these sectors was one of the major stories of the market in recent months, we believe that the more important issue is the improving fundamentals of so many emerging companies in the health care area.

In the biotech sector, for instance, stock prices generally plummeted in March and April, but in our view this only obscured the fact that fundamentals of the sector are becoming increasingly attractive. New product flow is on an upswing, more companies are moving toward profitability, and new technology platforms will exponentially increase future opportunities. We increased our weighting in this group during the latter half of 1999, and were therefore positioned to benefit from the tremendous rally that ensued early this year. By March, however, we felt that valuations had become too extended, plus our biotech and life science holdings had expanded to encompass over half of the total portfolio. These factors prompted us to reduce our holdings in the more speculative biotechs, i.e., those that lacked either near-term milestones or products in the later stages of development. Our decision to trim the fund's biotech holdings proved beneficial to performance once the sector weakened during the final three months of the period. The fund's weighting in the group currently stands at 31% of net assets, up from 26% six months ago and 8% twelve months ago.

On the other hand, as the biotechs peaked, other sectors of health care -- including the specialty pharmaceuticals and hospital supply and device companies -- approached attractive levels. Many specialty pharmaceutical companies are benefiting from higher-growth niche products that are not a significant part of the growing debate surrounding a Medicare drug benefit. We believe that selected companies within this group will also benefit from generics and sustained release drugs that will gain share as key pharmaceuticals face patent expirations over the next few years. Our weighting in this sector rose to 21%, up from 12% six months ago. Many supply and device companies also offered stable growth and attractive valuations in an environment of increased volatility. We added or expanded positions in names such as Baxter, Abbott Labs, Biomet, and St. Jude during the March-April period, bringing the fund's overall weighting in supply and device stocks to 20% from 12% six months ago and 14% twelve months ago. In summary, our balanced portfolio approach and ability to shift among different sectors of the health care area increased overall returns and helped reduce fund volatility during the past six months.

Q: How did the fund perform in this environment?

A: The fund returned 41.69% over the twelve months ended May 31, 2000, compared to a return of 10.49% for its unmanaged benchmark, the S&P 500. Over the six months since the last report, the fund produced a total return of 31.23%, versus 2.89% for the S&P. According to

Lipper Analytical Services, the fund also beat the median return of funds in the Health/Biotechnology category over both the six- and the twelve-month periods. We believe that our strong relative performance has been the result of our focus on companies with both strong growth prospects and profitable business models.

Q: What individual companies do you favor among biotechs, specialty pharmaceuticals, and equipment makers?

A: Six months ago, we highlighted several names including two life science companies, Waters and PE Corp-PE Biosystems. We continue to view the life science instrumentation and reagent market as an attractive, lower risk way to benefit from the progress in genomics. The companies that provide the necessary tools for discovery should capture both improved growth and near-term profitability. In the case of Waters, the use of its equipment in the study of proteins is increasing as information from the human genome project expands the number of proteins and potential targets available for drug discovery. An attractive valuation and increased recognition for accelerated growth resulted in almost a doubling in Waters' stock price over the last six months.

In addition to Waters and PE Corp-PE Biosystems, we have taken positions in a number of smaller companies with promising new technologies that have the potential to accelerate and reduce the risk of the current drug discovery process. The mapping of the human genome is only the first step in a lengthy process of target discovery and screening that could eventually generate new drugs and therapeutic proteins for a wide range of diseases. Genomics could also lead to better clinical trial design and improved targeting of existing drugs. We believe that the life science instrumentation and reagent companies will be near-term beneficiaries of these trends. We view drug development companies that are incorporating these new techniques into their discovery process as attractive long-term investments, and include recently added positions in Millennium and Vertex Pharmaceuticals.

We have also found what we believe to be a number of attractive investment opportunities in the specialty pharmaceutical area. Sepracor, ALZA, Forest Labs, and Allergan are among our larger positions. Sepracor has an attractive patent portfolio of potentially improved versions of existing drugs. We feel that the development of these products is lower risk since the original drugs are already proven and marketed. Furthermore, the possibly improved safety, compliance, and efficacy of the new compounds may play an important commercial role as patents on the existing drugs start to expire. ALZA is developing a franchise among oncologists and urologists and will soon launch a sustained release drug for the treatment of attention deficit disorder that does not need to be administered during school hours, a major benefit to teachers and students. Forest Labs is selling a rapidly growing antidepressant and will benefit from the Warner-Lambert/ Pfizer merger as all rights to this product revert back to Forest. Finally, Allergan is benefiting from a growing niche in eye care pharmaceuticals and a product for muscle disorders.

Q: Has your outlook improved for the large pharmaceuticals?

A: Yes. In the past, we have expressed concerns about the effects that Congress' Medicare legislation may have on earnings in the sector. However, we believe that the current economic backdrop of potentially slower growth may prove to be very positive for the group. Since the pharmaceuticals' earnings are generally not affected by economic fluctuations -- because prescription drugs are an essential item -- its relative attractiveness can increase significantly as other sectors are impacted by a slowdown. Looking ahead over the next year, we believe that the steady, 12-15% growth of the large pharmaceutical companies will become increasingly attractive to investors as the Fed's rate hikes begin to bite.

We are optimistic on the prospects for Warner-Lambert, whose growth rate is above average for the pharmaceutical group. Taking into account the cost synergies that should come out of its merger with Pfizer -- another of the industry's fastest growing companies -- the growth of the combined entity could exceed 25%, double the group average. Even though Warner-Lambert has already been a strong performer for the fund, we remain enthusiastic on its potential in the years ahead. We are also constructive on Eli Lilly, a new holding in the fund, as it has a promising pipeline of new products with large sales potential that address inadequately treated diseases.

Q: What is your outlook for the health care sector overall?

A: We remain positive on the outlook for the group as a whole, for all the reasons we have mentioned in the past. Industry consolidation, an explosion of new products, the rapid growth of genomics, and the increase in the number of joint ventures among companies in different sectors should all contribute to stronger earnings for a wide range of health care companies going forward. But this is a long-term process, and the health care sector will undoubtedly experience several more corrections along the way. The key for investors is to stay focused on the steady improvement in the sector's fundamentals, rather than the day-to-day movements of stock prices. We believe that investors who can withstand the inevitable downturns will ultimately benefit from the sector's powerful long-term growth potential.

Scudder Health Care Fund:
A Team Approach to Investing

Scudder Health Care Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager James E. Fenger has responsibility for the fund's day-to-day management and investment strategies. Mr. Fenger has been a health care investment analyst with the Adviser for 17 years.

Portfolio manager Anne Carney joined the Adviser in 1992 as an equity research analyst and has over 12 years of investment industry experience. Ms. Carney contributes expertise in health care services, hospital supplies, medical devices, and distribution companies. Prior to joining the Adviser, Ms. Carney was a research analyst specializing in the health care industry.

Portfolio manager Sally A. Yanchus contributes expertise in biotechnology and drug discovery companies. Prior to joining the Adviser in 1997, Ms. Yanchus was a sell-side analyst for six years covering various health care industries.

Performance Update
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                                                                    May 31, 2000

Scudder Health Care Fund

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

   Scudder Health Care Fund      S&P 500 Index*          Russell 2000 Index*

 3/98**      10000                   10000                    10000
 5/98         9734                    9927                     9513
 8/98         8380                    8744                     7059
11/98        10145                   10670                     8338
 2/99        10749                   11390                     8245
 5/99        10419                   12014                     9257
 8/99        11031                   12225                     9062
11/99        11249                   12902                     9644
 2/00        16487                   12728                    12306
 5/00        14762                   13275                    10174


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Fund Index Comparison
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                                                        Total Return
Period ended 5/31/2000         Growth of                            Average
                                $10,000          Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Health Care Fund
--------------------------------------------------------------------------------
1 year                         $  14,169            41.69%             41.69%
--------------------------------------------------------------------------------
Life of Fund**                 $  15,267            52.67%             20.69%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $  11,049            10.49%             10.49%
--------------------------------------------------------------------------------
Life of Fund**                 $  13,275            32.75%             13.94%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                         $  10,990             9.90%              9.90%
--------------------------------------------------------------------------------
Life of Fund**                 $  10,174             1.74%               .80%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 (S&P) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

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Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER HEALTH CARE FUND TOTAL RETURN (%) AND S&P 500 Index* TOTAL RETURN (%)

BAR CHART DATA:

                                    Yearly periods ended May 31

                                   1998**       1999        2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                          .67         7.04       41.69
--------------------------------------------------------------------------------
Index Total
Return (%)                         -.73        21.02       10.49
--------------------------------------------------------------------------------
Net Asset Value ($)               12.08        12.93       18.32
--------------------------------------------------------------------------------
Income
Dividends ($)                        --           --          --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                    --           --          --
--------------------------------------------------------------------------------

* The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower.

Portfolio Summary
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                                                                    May 31, 2000

Scudder Health Care Fund

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Asset Allocation
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                                                         The 6% cash position is
                                                          higher than normal; in
                                                             general, management
                                                           seeks to remain fully
                                                          invested at all times.
Equity Holdings             94%
Cash Equivalents             6%
-------------------------------------
                           100%
-------------------------------------


--------------------------------------------------------------------------------
Diversification (Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------------
                                                          The fund's holdings in
                                                         the biotech and medical
                                                            supply and specialty
                                                                sectors have all
                                                           increased in the last
                                                                     six months.
Pharmaceuticals:
U.S. Major Pharmaceuticals       17%
Specialty Pharmaceuticals        21%
International Pharmaceuticals     7%
Biotechnology                    31%
Medical Supply & Specialty       20%
Insurance                         2%
Hospital Management               2%
-------------------------------------
                                100%
-------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(35% of Portfolio)                                       The fund's top holdings
                                                           reflect its extensive
                                                           diversification among
                                                          many subsectors of the
                                                               health care area.

 1.     Baxter International, Inc.
        Manufacturer and distributor of hospital and laboratory products and services

 2.     Abbott Laboratories
        Health care products

 3.     Warner-Lambert Co.
        Provider of drug, toiletry and food products

 4.     Waters Corp.
        Provider of high-performance liquid chromatography products and services

 5.     Eli Lilly & Co.
        Leading pharmaceutical company

 6.     Amgen Inc.
        Biotech developer of pharmaceuticals

 7.     Bristol-Myers Squibb Co.
        Diversified pharmaceutical and consumer products company

 8.     Pfizer, Inc.
        International pharmaceutical company

 9.     Merck & Co., Inc.
        Drug manufacturer

10.     Sepracor, Inc.
        Developer of enhanced forms of existing pharmaceuticals



For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                                                  as of May 31, 2000
--------------------------------------------------------------------------------------------------------

                                                                                   Principal
                                                                                  Amount ($)    Value ($)
--------------------------------------------------------------------------------------------------------

Scudder Health Care Fund

--------------------------------------------------------------------------------------------------------
Short-Term Notes 5.6%
--------------------------------------------------------------------------------------------------------
 Student Loan Marketing Association Discount Note,                                            ----------
    6.35%**, 6/1/2000 (Cost $5,314,000) ........................................   5,314,000   5,314,000
                                                                                              ----------
                                                                                     Shares
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Common Stocks 94.4%
--------------------------------------------------------------------------------------------------------

 Biotechnology 29.6%
 Aclara Biosciences Inc.* ......................................................      19,300     509,038
 Actelion Ltd.* ................................................................       2,700     769,642
 Affymetrix, Inc.* .............................................................       2,300     273,125
 Alexion Pharmaceuticals, Inc.* ................................................      37,400   1,390,813
 Alkermes, Inc.* ...............................................................      40,800   1,494,300
 Amgen Inc.* ...................................................................      49,100   3,123,988
 Aurora Biosciences Corp.* .....................................................       9,000     426,938
 Biogen, Inc.* .................................................................      20,600   1,122,700
 Cambridge Antibody Technology Group plc* ......................................      11,600     403,984
 Celgene Corp.* ................................................................      14,300     525,525
 COR Therapeutics, Inc.* .......................................................      13,900     880,913
 Diversa Corp.* ................................................................      27,600     607,200
 Genentech, Inc.* ..............................................................      16,700   1,793,163
 IDEC Pharmaceuticals Corp.* ...................................................      15,000     957,188
 ImClone Systems Inc.* .........................................................       7,000     494,375
 Immunex Corp.* ................................................................      22,500     582,188
 Invitrogen Corp.* .............................................................      17,000     677,875
 LJL Biosystems, Inc.* .........................................................      27,500     249,219
 MedImmune, Inc.* ..............................................................       8,600   1,336,225
 Millennium Pharmaceuticals, Inc.* .............................................      10,700     894,788
 Molecular Devices Corp.* ......................................................      11,300     603,138
 NPS Pharmaceuticals, Inc.* ....................................................      38,300     464,388
 PE Corp-PE Biosystems Group ...................................................      39,100   2,170,050
 Packard BioScience Co.* .......................................................      80,000   1,120,000
 Pharmacopeia, Inc.* ...........................................................      14,100     306,675
 QLT PhotoTherapeutics, Inc.* ..................................................       4,100     201,370
 Texas Biotechnology Corp.* ....................................................      67,600     654,875
 Transkaryotic Therapies, Inc.* ................................................       8,500     212,500

    The accompanying notes are an integral part of the financial statements.

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

Vertex Pharmaceuticals, Inc.* ............        6,000      443,250
Waters Corp.* ............................       35,700    3,373,650
                                                         -----------
                                                          28,063,083
                                                         -----------
Hospital Management 1.8%
HCA-The Healthcare Co.* ..................       64,800    1,749,600
                                                         -----------

Medical Supply & Specialty 18.9%
Abbott Laboratories ......................      120,200    4,890,627
Baxter International, Inc. ...............       79,300    5,273,450
Becton, Dickinson & Co. ..................       75,800    2,212,413
Biomet, Inc. .............................       48,300    1,741,819
Edwards Lifesciences Corp.* ..............       15,860      322,156
Medtronic, Inc. ..........................       38,640    1,994,790
St. Jude Medical, Inc.* ..................       41,200    1,480,625
                                                         -----------
                                                          17,915,880
                                                         -----------
Pharmaceuticals 42.3%
Allergan, Inc. ...........................       27,200    1,868,300
Alpharma Inc. ............................       48,200    2,385,900
ALZA Corp.* ..............................       43,100    2,190,019
American Home Products Corp. .............       30,800    1,659,350
Andrx Corp.* .............................       16,300      971,888
Biovail Corp.* ...........................       12,000      567,000
Bristol-Myers Squibb Co. .................       49,500    2,725,594
Chugai Pharmaceutical Co., Ltd.* .........      106,000    1,815,372
Eli Lilly & Co. ..........................       41,500    3,159,188
Forest Laboratories, Inc.* ...............       24,400    2,159,400
Fujisawa Pharmaceutical Co. ..............       27,000      997,494
KYORIN Pharmaceutical Co., Ltd. ..........       45,000    1,812,866
Medicis Pharmaceutical Corp.* ............       11,400      532,950
Merck & Co., Inc. ........................       33,100    2,470,088
Pfizer, Inc. .............................       57,900    2,580,169
Sanochemia Pharmazeutika AG* .............       11,300      528,699
Schering-Plough Corp. ....................       31,800    1,538,325
Sepracor, Inc.* ..........................       25,400    2,428,875
Shire Pharmaceuticals Group plc* .........       21,600      942,300
Teva Pharmaceutical Industries, Ltd. (ADR)       32,600    1,756,325
Warner-Lambert Co. .......................       29,800    3,639,325
Yamanouchi Pharmaceutical Co., Ltd.* .....       31,000    1,412,884
                                                         -----------
                                                          40,142,311
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

 Insurance 1.8%
 Cigna Corp. .............................       18,700    1,660,794
                                                         -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $73,317,582)                    89,531,668
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
      (Cost $78,631,582) (a)                              94,845,668
--------------------------------------------------------------------------------

*    Non-income producing security.
**   Annualized yield at time of purchase; not a coupon rate. (Unaudited)
(a) The cost for federal income tax purposes was $78,933,419. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $15,912,249. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,022,672 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,110,423.

     During the year ended May 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $109,052,095 and $84,114,968, respectively.

    The accompanying notes are an integral part of the financial statements.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2000

Scudder Technology Fund

In the following interview, lead portfolio manager Brooks Dougherty discusses Scudder Technology Fund's strategy and the market environment in the twelve-month period ended May 31, 2000.

Q: After a tremendous run-up over most of the past year, technology stocks have plummeted during the last three months. What's your take on the sector's decline?

A: Tech stocks had an incredible run throughout the final quarter of 1999 and the first two months of 2000. With concerns over higher interest rates growing more pervasive, investors moved into companies whose growth was believed to be sustainable even in the event of a slowdown in the economy. Momentum factors also played an important role in the sector's rally as both individuals and institutions sought to boost their returns by investing in stocks with the best performance records, a dynamic that created a positive, self-perpetuating cycle. From October 19 through March 10, these factors helped push the tech-heavy Nasdaq index to a gain of almost 88%. By mid-March, however, valuation concerns and fears that the Fed would be forced to raise rates several more times in 2000 prompted a sharp sell-off in tech shares. As momentum factors turned negative, the Nasdaq fell from a peak of 5048 to 3165 by May 23, a decline of 37.3%. Small-cap stocks generally experienced the most violent sell-off during this period, as did companies with higher valuations. In contrast, low p/e large cap names tended to outperform. This disparity proved to be a negative for fund performance, since we tend to focus on stocks with the strongest growth characteristics.

During this correction phase, the stocks with the best fundamentals have not necessarily provided the strongest performance. Earnings have been surging across the entire technology sector, but news that companies had beaten their estimates was often met with additional selling pressure. A prime example is Sycamore Networks, a fund holding that reported first quarter earnings that were up 100% year-over-year, and 60% above analysts' consensus expectation. Despite these blowout numbers, the stock still fell about 15% on the news. This event illustrates the deeply negative psychology in the market, and the sharp disconnect between fundamentals and performance.

Q: Have you adjusted your management style to account for the difficult market conditions?

A: No. We have not changed our strategy, or our process. There will always be times when the tech sector plummets and sentiment takes precedence over fundamentals. The key to successful investing in techs is to stick with your discipline even when the market goes south, and to stay invested in companies with the best earnings potential. When the market eventually rebounds, it is generally the strongest growers that provide the best returns. So we continue to look for stocks with the strongest competitive positions, the best operating models, and the most open-ended growth potential, just as we did when the market was in the midst of its winter rally. While it is impossible to say when techs will enjoy an extended rebound, we believe that the fund is well positioned for the inevitable resurgence in the sector.

Q: How has the fund performed in this environment?

A: Over the twelve-month period ended May 31, 2000, the Scudder Technology Fund returned 111.79%, compared to 80.68% for its unmanaged benchmark, the Russell 2000 Technology Index, and 56.90% for the Goldman Sachs Technology Composite. Since the fund's inception on March 2, 1998, it has produced an average annual return of 72.44%, versus 36.15% for the Russell 2000 Tech Index and 51.00% for the Goldman Composite. Going forward, we will be using the Goldman index as the fund's benchmark, since its focus on larger companies makes it a better source of comparison.

The fund has also performed well against its peers. According to Lipper Analytical Services, it has ranked in the top 19% of technology funds through the one-year period ended May 31. We attribute the fund's outperformance to strong stock selection, particularly in the semiconductor and networking areas, as well as the intensive fundamental analysis employed by our team of research analysts.

Q: In the last report, you spoke positively on the semiconductor sector. How has this position helped the fund, and what is your view of the group going forward?

A: Semiconductor stocks, as a group, produced outstanding performance for the fund over the full period. As we anticipated, demand has been very strong and the chipmakers have been reporting outstanding earnings. In the most recent quarter, all of our holdings beat Wall Street's earnings estimates, many by a wide margin. However, due to weakness in the broader market and concerns that the strength of the current cycle will not prove sustainable, stocks in the sector declined over the final three months of the period. We remain slightly overweight in semis, and are focusing on the names that we believe are best positioned to produce strong earnings going forward. The fund's top holdings in this group are Broadcom, which makes chips for broadband communications; Micron Technology, which stands to benefit from continued strength in the semiconductor cycle, and Intel, which should profit if the personal computer industry stages a recovery.

Q: How is the fund positioned within other subsectors of the technology group?

A: The fund also holds a modest overweighting in the networking and telecommunications group. Strong earnings boosted the performance of this sector over the full year, but it was hit hard from mid-March onward. We are focused on the producers of optical components, which is the leading edge technology being employed by large service providers such as Cisco, Lucent, and Nortel. There is a shortage of supply and very strong demand, since companies such as these need to grow their infrastructure by a factor of ten each year to handle the growth in Internet traffic. This is a combination that points to strong secular growth in the years ahead. We are particularly optimistic on the prospects for SDL, which is the leading player in high-powered optical components for the long-haul market. The company is enjoying significant margin expansion, and we expect earnings to increase substantially over time.

In the software group, we continue to hold positions in the companies that we believe are the dominant players in their respective sectors. For instance, we own VERITAS (storage management) and Siebel (customer relationship management). We also own companies that stand to profit from the buildout of the 'Net infrastructure, such as Vignette, Check Point, and BEA Systems.

In the other three subsectors we follow -- hardware, Internet, and IT services -- the fund is slightly underweight. While each group offers a number of strong individual companies that we hold in the fund, in general we are finding better opportunities in other areas of the tech sector.

Q: What is your outlook for the tech sector from here?

A: We remain positive on the long-term outlook for technology stocks. Although a popular theme in the financial press has been that the sector remains overvalued because so many companies are still trading at 50-100 times earnings, we feel that this thought process makes little sense. You don't find winners in the tech sector by looking at valuations; instead, you have to focus on fundamentals. The greatest risk, in our view, is to miss a move in a dominant company by becoming sensitive to valuations while it is still experiencing rapid growth. By traditional valuation measures, Cisco would have been a "sell" years ago. It is certainly possible that volatility will continue, but we don't intend to start using a value-oriented approach since so many "value" stocks in the tech sector have weak earnings, bad business models, and a history of poor execution. Instead, we will focus on what we do best, which is finding companies with the best fundamentals and the strongest earnings potential.

Scudder Technology Fund:
A Team Approach to Investing

Scudder Technology Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Brooks Dougherty joined the Adviser in 1993 as an equity analyst specializing in technology companies. Mr. Dougherty has 15 years of industry experience.

Portfolio manager Robert L. Horton joined the Adviser in 1996 and has over nine years of industry experience.

Portfolio manager Deborah L. Koch is responsible for security analysis for software/data services, aerospace/ defense, and conglomerates. Ms. Koch joined the Adviser in 1992.

Portfolio manager Patricia Hutchinson joined the Adviser in 1998 and has seven years of industry experience.

Portfolio manager James Burkart joined the Adviser in 1998 and has more than 19 years of industry experience.

Performance Update
--------------------------------------------------------------------------------
                                                                    May 31, 2000
Scudder Technology Fund

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

        Scudder        Goldman Sachs         Russell 2000        Russell 2000
    Technology Fund  Technology Index*   Technology Index*           Index*

 3/98**  10000            10000                10000                10000
 5/98    10058             9295                 9513                 9842
 8/98     8567             6634                 7059                 8949
11/98    11300             9161                 8338                12246
 2/99    13892             9513                 8245                14551
 5/99    16083            10801                 9257                16109
 8/99    20108            12118                 9062                18751
11/99    27092            16468                 9644                22342
 2/00    47232            29008                12306                29786
 5/00    34063            19515                10174                25274

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                        Total Return
Period ended 5/31/2000         Growth of                            Average
                                $10,000          Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Technology Fund
--------------------------------------------------------------------------------
1 year                         $  21,179          111.79%             111.79%
--------------------------------------------------------------------------------
Life of Fund**                 $  34,063          240.63%              72.44%
--------------------------------------------------------------------------------
Goldman Sachs Technology Index*
--------------------------------------------------------------------------------
1 year                         $  15,690           56.90%              56.90%
--------------------------------------------------------------------------------
Life of Fund**                 $  25,274          152.74%              51.00%
--------------------------------------------------------------------------------
Russell 2000 Technology Index*
--------------------------------------------------------------------------------
1 year                         $  18,068           80.68%              80.68%
--------------------------------------------------------------------------------
Life of Fund**                 $  19,515           95.15%              36.15%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                         $  10,990            9.90%               9.90%
--------------------------------------------------------------------------------
Life of Fund**                 $  10,174            1.74%                .80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER TECHNOLOGY FUND TOTAL RETURN (%) AND GOLDMAN SACHS TECHNOLOGY INDEX* TOTAL RETURN (%)

BAR CHART DATA:

                           Yearly periods ended May 31

                                   1998**     1999        2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                          .58      59.90      111.79
--------------------------------------------------------------------------------
Index Total
Return (%)                        -1.58      63.67       56.90
--------------------------------------------------------------------------------
Net Asset Value ($)               12.07      19.31       39.55
--------------------------------------------------------------------------------
Income
Dividends ($)                        --         --          --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                    --         --        1.32
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                    May 31, 2000

Scudder Technology Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
                                                        The fund's cash position
                                                        provides management with
                                                             the ability to take
                                                             advantage of market
                                                           corrections to add to
                                                         its favorite companies.
Equity Holdings             94%
Cash Equivalents             6%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
(Excludes 6% Cash Equivalents)                            The fund's position in
                                                           semiconductor stocks,
                                                        which increased from 13%
                                                                of net assets on
                                                              November 30, 1999,
                                                             provided a boost to
Semiconductors              25%                                     performance.
Computer Software           16%
Electronic Components/
Distributors                15%
Diverse Electronic Products  8%
EDP Peripherals              7%
Miscellaneous Consumer
Services                     5%
Telephone/Communications     5%
Miscellaneous Commercial
Services                     4%
Electronic Data Processing   4%
Other                       11%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(35% of Portfolio)                                       Management continues to
                                                        invest in companies that
                                                         it believes to have the
                                                           best fundamentals and
                                                         the strongest long-term
                                                             earnings potential.

 1.     SDL, Inc.
        Designer and manufacturer of semiconductor lasers

 2.     JDS Uniphase Corp.
        Designer, developer, manufacturer and distributor of products for the fiberoptic communications market

 3.     Juniper Networks, Inc.
        Provider of Internet infrastructure solutions for Internet service telecommunications providers

 4.     Micron Technology, Inc.
        Manufacturer of semiconductor memory and enhancement products for workstations and personal computers

 5.     Cisco Systems, Inc.
        Manufacturer of computer network products

 6.     Oracle Corp.
        Provider of database management software

 7.     Intel Corp.
        Producer of semiconductor memory circuits

 8.     Dell Computer Corp.
        Developer and manufacturer of IBM compatible personal computers

 9.     VERITAS Software Corp.
        Developer of memory and storage devices

10.     Broadcom Corp.
        Manufacturer of integrated silicon solutions for broadband digital data transmission





For more complete details about the Fund's investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                              as of May 31, 2000
------------------------------------------------------------------------------------------------------------

                                                                                     Principal
                                                                                    Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------

Scudder Technology Fund

------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.6%
------------------------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.37%, to
    be repurchased at $10,853,920 on 6/1/2000***                                                -------------
    (Cost $10,852,000) .........................................................    10,852,000    10,852,000
                                                                                                ------------

------------------------------------------------------------------------------------------------------------
Short-Term Notes 4.6%
------------------------------------------------------------------------------------------------------------

 Federal Home Loan Bank, 6.27%**, 6/1/2000                                                      ------------
    (Cost $30,000,000) .........................................................    30,000,000    30,000,000
                                                                                                ------------
                                                                          Shares
------------------------------------------------------------------------------------------------------------
Common Stocks 93.8%

 Cellular Telephone 1.3%
 Nokia Oyj (ADR) ...............................................................       160,000     8,320,000
                                                                                                ------------
 Telephone/Communications 4.4%
 JDS Uniphase Corp.* ...........................................................       330,000    29,040,000
                                                                                                ------------

 Other Financial Companies 1.1%
 W.R. Hambrecht & Co.* (b) (c) .................................................       140,000     7,000,000
                                                                                                ------------

 EDP Services 2.2%
 Sapient Corp.* ................................................................        75,000     7,495,313
 VeriSign, Inc.* ...............................................................        50,000     6,768,750
                                                                                                ------------
                                                                                                  14,264,063
                                                                                                 ------------
Miscellaneous Commercial Services 4.0%
 Answerthink, Inc.* ............................................................       390,000     6,898,125
 Internap Network Services Corp.* ..............................................       195,000     5,581,875
 Siebel Systems, Inc.* .........................................................       120,000    14,040,000
                                                                                                ------------
                                                                                                  26,520,000
                                                                                                 ------------
Miscellaneous Consumer Services 4.7%
 eBay, Inc.* ...................................................................       190,000    11,886,873
 Infospace.com, Inc.* ..........................................................       152,000     6,593,000
 Phone.com, Inc.* ..............................................................        75,000     5,245,313
 Yahoo!, Inc.* .................................................................        60,000     6,783,750
                                                                                                ------------
                                                                                                  30,508,936
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                                               Shares      Value ($)
--------------------------------------------------------------------------------

Telecommunications Equipment 1.2%
Lucent Technologies, Inc. ..............       110,000     6,311,250
Sonus Networks, Inc.* ..................        17,600     1,283,700
                                                        ------------
                                                           7,594,950
                                                        ------------
Electrical Products 0.5%
ANADIGICS, Inc.* .......................        97,500     3,382,031
                                                        ------------

Industrial Specialty 1.1%
QUALCOMM Inc.* .........................       110,000     7,301,250
                                                        ------------

Machinery/Components/Controls 1.7%
Newport Corp. ..........................        66,000    11,257,125
                                                        ------------

Office Equipment/Supplies 1.1%
Lexmark International, Inc.* ...........       100,000     6,975,000
                                                        ------------

Computer Software 15.4%
America Online, Inc.* ..................       130,000     6,890,000
BEA Systems, Inc.* .....................       160,000     5,780,000
Brocade Communications Systems, Inc.* ..        84,000     9,906,750
Check Point Software Technologies, Ltd.*        66,000    12,399,750
Exodus Communications, Inc.* ...........        92,000     6,491,750
I2 Technologies Inc.* ..................       105,000    11,169,375
Intertrust Technologies Corp.* .........       175,000     3,106,250
Metasolv Software, Inc.* ...............       135,900     5,368,050
Microsoft Corp.* .......................       140,000     8,758,750
Oracle Systems Corp.* ..................       291,500    20,951,563
Sycamore Networks, Inc.* ...............        64,000     5,352,000
Vignette Corp.* ........................       170,000     4,685,625
                                                        ------------
                                                         100,859,863
                                                        ------------
Diverse Electronic Products 7.1%
Aether Systems, Inc.* ..................        60,000     8,246,250
Applied Materials, Inc.* ...............       170,000    14,195,000
Dell Computer Corp.* ...................       370,000    15,956,250
Teradyne, Inc.* ........................        96,000     8,256,000
                                                        ------------
                                                          46,653,500
                                                        ------------
EDP Peripherals 6.3%
Ariba, Inc.* ...........................        99,000     5,160,375
Mercury Interactive Corp.* .............        85,000     7,203,750
Network Appliance, Inc.* ...............       206,000    13,299,875

    The accompanying notes are an integral part of the financial statements.

                                                       Shares       Value ($)
--------------------------------------------------------------------------------

VERITAS Software Corp.* .........................      135,000   15,727,500
                                                               ------------
                                                                 41,391,500
                                                               ------------
Electronic Components/Distributors 14.4%
Altera Corp.* ...................................      110,000    9,446,250
Analog Devices, Inc.* ...........................       90,000    6,930,000
Applied Micro Circuits Corp.* ...................       65,000    6,451,250
Broadcom Corp.* .................................      110,000   14,306,875
Cisco Systems, Inc.* ............................      368,000   20,953,000
Juniper Networks, Inc.* .........................      125,500   21,986,031
ONI Systems Corp.* ..............................       10,000      250,000
PMC-Sierra, Inc.* ...............................       60,000    9,195,000
SanDisk Corp.* ..................................       85,000    4,940,625
                                                               ------------
                                                                 94,459,031
                                                               ------------
Electronic Data Processing 3.4%
Apple Computer, Inc.* ...........................      130,000   10,920,000
Sun Microsystems, Inc.* .........................      146,000   11,187,250
                                                               ------------
                                                                 22,107,250
                                                               ------------
Precision Instruments 0.8%
Lam Research Corp.* .............................      165,000    5,300,625
                                                               ------------

Semiconductors 23.1%
ARM Holdings plc (ADR)* .........................      215,000    5,563,125
Advanced Micro Devices, Inc.* ...................       80,000    6,515,000
Chartered Semiconductor Manufacturing Ltd. (ADR)*      120,000    9,630,000
Cree Research, Inc.* ............................       80,000    9,718,750
Intel Corp.* ....................................      160,000   19,950,000
KLA-Tencor Corp.* ...............................      219,000   10,854,188
Micron Technology, Inc.* ........................      312,000   21,820,500
QLogic Corp.* ...................................       74,000    3,635,250
SDL, Inc.* ......................................      210,000   47,578,125
Taiwan Semiconductor Manufacturing Co.* .........    1,331,072    6,782,808
Vitesse Semiconductor Corp.* ....................      190,000    9,618,750
                                                               ------------
                                                                151,666,496
                                                               ------------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $480,585,089)                         614,601,620
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $521,437,089) (a)    655,453,620
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

*    Non-income producing security.
**   Annualized yield at time of purchase; not a coupon rate. (Unaudited)
*** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $523,046,531. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $132,407,089. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $193,168,227 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $60,761,138.
(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $7,000,000 (1.05% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at May 31, 2000 aggregated $7,000,000. These securities may also have certain restrictions as to resale.
(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at May 31, 2000, amounted to $7,000,000 which represents 1.05% of net assets. Information concerning such restricted securities at May 31, 2000 is as follows:

     Security                                           Acquisition
                                                           Date        Cost ($)
    --------------------------------------------------  ------------- ----------
    W.R. Hambrecht & Co.                                3/13/2000     7,000,000

During the year ended May 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $686,237,032 and $323,254,055, respectively.

    The accompanying notes are an integral part of the financial statements.

Glossary of Investment Terms
--------------------------------------------------------------------------------


 Fundamental          Analysis of companies based on the projected impact of
    Research          management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

      Growth          Stock of a company that has displayed above-average
       Stock          earnings growth and is expected to continue to increase
                      profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

   Liquidity          A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

    Momentum          The practice of investing in the market's top performing
   Investing          stocks in order to capture additional upward movements in
                      their prices.

   Weighting          Refers to the allocation of assets -- usually in terms of
(over/under)          sectors, industries, or countries -- within a portfolio
                      relative to the portfolio's benchmark index or investment universe.



(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
--------------------------------------------------------------------------------

Assets                                              Scudder Health       Scudder
                                                       Care Fund     Technology Fund
------------------------------------------------------------------------------------
Investments in securities, at value (cost, see ...   $  94,845,668   $ 655,453,620
   accompanying investment portfolios)
Cash .............................................           1,938            --
Foreign currency, at value (cost of $213,057 and
   $2,322,135, respectively) .....................         215,000       2,287,702
Receivable for investments sold ..................         558,827      11,442,093
Dividends receivable .............................          45,571           7,789
Interest receivable ..............................            --             1,920
Receivable for Fund shares sold ..................       1,053,861       1,066,160
Foreign taxes recoverable ........................           1,098            --
Deferred organization expenses ...................           7,077             242
Due from Adviser .................................         368,187            --
Other assets .....................................             475             171
                                                     -------------   ---------------
Total assets .....................................      97,097,702     670,259,697

Liabilities
------------------------------------------------------------------------------------
Payable for investments purchased ................       2,604,137         462,090
Payable for Fund shares redeemed .................         109,940         224,886
Accrued management fee ...........................            --         1,077,277
Accrued reorganization costs .....................          29,842            --
Accrued Trustees' fees and expenses ..............          30,908          29,266
Due to Adviser ...................................            --           104,761
Other accrued expenses and payables ..............          87,827         413,875
                                                     -------------   ---------------
Total liabilities ................................       2,862,654       2,312,155
------------------------------------------------------------------------------------
Net assets, at value                                 $  94,235,048   $ 667,947,542
------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments ....................................      16,214,086     134,016,531
  Foreign currency related transactions ..........           1,684         (34,448)
Accumulated net realized gain (loss) .............       4,746,339      17,064,423
Paid-in capital ..................................      73,272,939     516,901,036
------------------------------------------------------------------------------------
Net assets, at value                                 $  94,235,048   $ 667,947,542
------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------
                                                     -------------   ---------------
Net Asset Value, offering and redemption price per   $       18.32   $       39.55
   share                                             -------------   ---------------
(outstanding shares of beneficial interest, $.01
   par value, unlimited number of shares
   authorized) ...................................       5,143,649      16,890,064

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

                                                                        Scudder        Scudder
                                                                      Health Care     Technology
Investment Income                                                        Fund            Fund
-------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $5,431
   and $16,952, respectively) ..................................   $     329,450    $     138,112
Interest .......................................................         107,896        1,449,960
                                                                   -------------    -------------
Total Income ...................................................         437,346        1,588,072
                                                                   -------------    -------------
Expenses:
Management fee .................................................         508,867        3,470,232
Services to shareholders .......................................         375,270        1,460,836
Custodian and accounting fees ..................................          53,777           97,416
Auditing .......................................................          24,704           30,670
Legal ..........................................................          11,600            8,011
Trustees' fees and expenses ....................................          75,262           80,721
Reports to shareholders ........................................          19,788           49,649
Registration fees ..............................................          21,089          144,509
Amortization of organization expenses ..........................           2,664            5,611
Reorganization .................................................          33,337             --
Other ..........................................................           4,570            4,464
                                                                   -------------    -------------
Total expenses, before expense reductions ......................       1,130,928        5,352,119
Expense reductions .............................................         (34,272)         (37,883)
                                                                   -------------    -------------
Total expenses, after expense reductions .......................       1,096,656        5,314,236
-------------------------------------------------------------------------------------------------
Net investment income (loss)                                            (659,310)      (3,726,164)
-------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment
transactions
-------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................       6,527,939       26,314,341
Foreign currency related transactions ..........................         (29,673)        (175,909)
                                                                   -------------    -------------
                                                                       6,498,266       26,138,432
                                                                   -------------    -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................      11,707,423      113,077,214
Foreign currency related transactions ..........................           1,847          (34,254)
                                                                   -------------    -------------
                                                                      11,709,270      113,042,960
-------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            18,207,536      139,181,392
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                    $  17,548,226    $ 135,455,228
-------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets -- Scudder Health Care Fund
--------------------------------------------------------------------------------

                                                            Years Ended May 31,
Increase (Decrease) in Net Assets                        2000             1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $   (659,310)   $   (407,909)
Net realized gain (loss) on investment transactions      6,498,266      (1,072,161)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     11,709,270       4,443,657
                                                      ------------    ------------
Net increase (decrease) in net assets resulting
   from operations ................................      17,548,226       2,963,587
                                                      ------------    ------------
Fund share transactions:
Proceeds from shares sold .........................     55,751,188      18,249,598
Cost of shares redeemed ...........................    (26,560,656)    (14,795,571)
Redemption fees ...................................         88,513          66,290
                                                      ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     29,279,045       3,520,317
                                                      ------------    ------------
Increase (decrease) in net assets .................     46,827,271       6,483,904
Net assets at beginning of period .................     47,407,777      40,923,873
Net assets at end of period .......................   $ 94,235,048    $ 47,407,777

Other Information
----------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      3,667,066       3,387,150
                                                      ------------    ------------
Shares sold .......................................      3,177,427       1,439,570
Shares redeemed ...................................     (1,700,844)     (1,159,654)
                                                      ------------    ------------
Net increase (decrease) in Fund shares ............      1,476,583         279,916
Shares outstanding at end of period ...............      5,143,649       3,667,066

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets -- Scudder Technology Fund
--------------------------------------------------------------------------------

                                                            Years Ended May 31,
Increase (Decrease) in Net Assets                        2000             1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  (3,726,164)   $    (702,801)
Net realized gain (loss) on investment transactions      26,138,432       10,339,195
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     113,042,960       19,936,472
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................     135,455,228       29,572,866
                                                      -------------    -------------
Distribution to shareholders from:
Net realized gains ................................     (13,942,736)            --
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     592,736,489       76,951,237
Reinvestment of distributions .....................      13,589,780             --
Cost of shares redeemed ...........................    (179,749,674)     (25,003,128)
Redemption fees ...................................       1,015,276          162,860
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     427,591,871       52,110,969
                                                      -------------    -------------
Increase (decrease) in net assets .................     549,104,363       81,683,835
Net assets at beginning of period .................     118,843,179       37,159,344
                                                      -------------    -------------
Net assets at end of period .......................   $ 667,947,542    $ 118,843,179
                                                      -------------    -------------

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........       6,154,964        3,078,971
                                                      -------------    -------------
Shares sold .......................................      14,964,757        4,653,561
Reinvestment of distributions .....................         345,180             --
Shares redeemed ...................................      (4,574,837)      (1,577,568)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............      10,735,100        3,075,993
                                                      -------------    -------------
Shares outstanding at end of period ...............      16,890,064        6,154,964
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Health Care Fund

------------------------------------------------------------------------------------
Years Ended May 31,                                        2000     1999    1998(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.93   $12.08   $12.00
                                                         ---------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)                             (.17)    (.11)    (.01)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                             5.54      .94      .09
                                                         ---------------------------
------------------------------------------------------------------------------------
  Total from investment operations                         5.37      .83      .08
------------------------------------------------------------------------------------
  Redemption fees                                           .02      .02       --***
------------------------------------------------------------------------------------
Net asset value, end of period                           $18.32   $12.93   $12.08
                                                         ---------------------------
------------------------------------------------------------------------------------
Total Return (%) (c) (d)                                  41.69     7.04      .67**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       94       47       41
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            1.89(e)  1.95     3.68*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             1.83(e)  1.75     1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (1.10)    (.88)    (.40)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 142      133      68*
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b)  For the period March 2, 1998 (commencement of operations) to May 31, 1998.
(c)  Total return would have been lower had certain expenses not been reduced.
(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.79% and 1.75%, respectively.
*    Annualized
**   Not annualized
***  Amount is less than one half of $.01.

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Technology Fund

--------------------------------------------------------------------------------------
Years Ended May 31,                                       2000     1999    1998(b)
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $19.31   $12.07   $12.00
                                                        ------------------------------
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------
  Net investment income (loss)                            (.34)    (.17)    (.03)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                           21.81     7.37      .10
                                                        ------------------------------
--------------------------------------------------------------------------------------
  Total from investment operations                       21.47     7.20      .07
--------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------
  Net realized gains on investment transactions          (1.32)      --       --
--------------------------------------------------------------------------------------
  Redemption fees                                          .09      .04       --***
--------------------------------------------------------------------------------------
Net asset value, end of period                          $39.55   $19.31   $12.07
                                                        ------------------------------
--------------------------------------------------------------------------------------
Total Return (%) (d)                                    111.79    59.90(c)   .58(c)**
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     668      119       37
--------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           1.31(e)  1.86     3.69*
--------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)             1.30(e)  1.75     1.75*
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (.91)   (1.11)    (.87)*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 83      135      137*
--------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b)  For the period March 2, 1998 (commencement of operations) to May 31, 1998.
(c)  Total return would have been lower had certain expenses not been reduced.
(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.30% and 1.30%, respectively.
*    Annualized
**   Not annualized
***  Amount is less than one half of $.01.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Health Care Fund and Scudder Technology Fund (the "Funds") are each a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and brokers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised. During the period, Scudder Health Care Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

The liability representing a Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If a Fund writes a covered call option, that Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If a Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to a Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of that Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as a Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Organization Costs. Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the relevant Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of each Fund in accordance with its respective investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.85% for each of Scudder Health Care Fund and Scudder Technology Fund, based on the applicable Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of each Fund's management fee until September 30, 2000 in order to maintain the annualized expenses of each of Scudder Health Care Fund and Scudder Technology Fund at no more than 1.75% of the average daily net assets of each Fund. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the year ended May 31, 2000, the Adviser did not impose a portion of its management fee for Scudder Health Care Fund, which amounted to $16,645 and the amount imposed aggregated $492,222. For the year ended May 31, 2000, the management fee for Scudder Technology Fund amounted to $3,470,232.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for each Fund. For the year ended May 31, 2000, SSC imposed its fee for Scudder Health Care Fund and Scudder Technology Fund aggregating $334,505 and $1,304,080, respectively, of which $33,571 and $250,338, respectively, is unpaid at May 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. For the year ended May 31, 2000, SFAC imposed its fee for Scudder Health Care Fund and Scudder Technology Fund, aggregating $43,815 and $73,522, respectively, of which $6,889 and $15,984, respectively, is unpaid at May 31, 2000.

The Funds pay each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000 the Trustees' fees and expenses for Scudder Health Care Fund and Scudder Technology Fund aggregated $45,247 and $50,706, respectively. In addition, a one-time fee of $30,015 for each of the Scudder Health Care Fund and the Scudder Technology Fund was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note E. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $15,007 of such costs for each of the Scudder Health Care Fund and the Scudder Technology Fund.

C. Expense Off-Set Arrangements

Each Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, Scudder Health Care Fund's and Scudder Technology Fund's custodian and transfer agent fees were reduced by $684 and $1,936 and by $7,778 and $15,098, respectively.

D. Lines of Credit

The Funds and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Scudder Health Care Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Health Care Fund and Scudder Technology Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Health Care Fund and Scudder Technology Fund (the "Funds") at May 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 27, 2000

Tax Information
--------------------------------------------------------------------------------

The Scudder Technology Fund paid distributions of $0.20 per share from net long-term capital gains during its year ended May 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Scudder Health Care Fund and the Scudder Technology Fund designate $3,607,000 and $19,250,000, respectively, as capital gain dividends for their year ended May 31, 2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President

 Sheryle J. Bolton
   o  Trustee; Chief Executive Officer
      and Director, Scientific Learning Corporation

 William T. Burgin
   o  Trustee; General Partner,
      Bessemer Venture Partners

 Keith R. Fox
   o  Trustee; General Partner, The Exeter Group of Funds

 William H. Luers
   o  Trustee; Chairman and President of
      the U.N. Association of America

 Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

 Joan E. Spero
   o  Trustee; President, Doris Duke
      Charitable Foundation

 Paul Bancroft III
   o  Honorary Trustee; Consultant

 Thomas J. Devine
   o  Honorary Trustee; Consultant

 Wilson Nolen
   o  Honorary Trustee; Consultant

 Robert G. Stone, Jr.
   o  Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

 Edmund R. Swanberg*
   o  Honorary Trustee

 Peter Chin*
   o  Vice President

 J. Brooks Dougherty*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 James E. Fenger*
   o  Vice President

 Philip S. Fortuna*
   o  Vice President

 Sewall Hodges*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Thaddeus Paluszek*
   o  Vice President

 Peter Taylor*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 John R. Hebble*
   o  Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
   Scudder Tax Free Money Fund+                     Growth
                                                      Scudder Classic Growth Fund***
 Tax Free+                                            Scudder Large Company Growth Fund***
   Scudder Limited Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Medium Term Tax Free Fund                  Scudder Development Fund
   Scudder Managed Municipal Bonds                    Scudder 21st Century Growth Fund***
   Scudder High Yield Tax Free Fund***
   Scudder California Tax Free Fund**               Global Equity
   Scudder Massachusetts Limited Term               Worldwide
     Tax Free Fund**                                  Scudder Global Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                     Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder Global Discovery Fund***
 U.S. Income                                          Scudder Emerging Markets Growth Fund
   Scudder Short Term Bond Fund                       Scudder Gold Fund
   Scudder GNMA Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.***
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Health Care Fund
 Asset Allocation                                     Scudder Technology Fund
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio               Preferred Series
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


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1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291


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About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.